UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 30, 2013

Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3555 Timmons Lane, Suite 1550, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 30, 2013, Lucas Energy, Inc. (“Lucas”, “we”, “us” or the “Company”) entered into a Placement Agency Agreement and engaged Euro Pacific Capital, Inc. (the “Agent”) as placement agent in connection with a planned registered direct offering of shares of the Company’s common stock.

On September 3, 2013, the Company agreed to sell an aggregate of 2,950,000 shares of common stock (the “Shares”) at $1.17 per Share, through the Agent as placement agent, to various institutional investors in connection with the entry into a Securities Purchase Agreement.  The Company will receive an aggregate of $3,451,500 in gross funding in the transaction (the "Offering") and approximately $3,192,955 in net proceeds after paying commissions and other expenses associated with the Offering, which the Company plans to use to pay down expenses related to drilling, lease operating, workover activities and for general corporate purposes, including general and administrative expenses.

The Company agreed to pay the Agent an amount equal to 6% of the first $3.0 million of gross proceeds received by the Company in connection with the sale of the Shares, plus 3% of the gross proceeds received by the Company above $3.0 million, which will total $193,545, plus Agent’s expenses not to exceed $25,000. The Placement Agency Agreement contains customary representations, warranties, and covenants by the Company, and also provides for customary indemnification by the Company and the Agent for losses or damages arising out of or in connection with the Offering and is conditioned upon the closing conditions specified therein, including, among other things, the absence of any material adverse change in our business and the receipt of customary opinions, letters and closing certificates.

The Securities Purchase Agreement entered into with the purchasers contains customary representations, warranties and covenants for transactions of similar nature and size.  The closing of the transactions contemplated by the Securities Purchase Agreement are subject to the satisfaction of customary closing conditions.  Additionally, pursuant to the Securities Purchase Agreement, we agreed to provide any investor who purchases in aggregate 2,000,000 or more Shares (the “Major Purchasers”) the right of first offer to purchase any securities (other than Exempt Securities, described below) that we may decide to offer in the six months following the closing date of the Offering, on mutually agreeable terms. In the event we and such Major Purchasers cannot agree on mutually agreeable terms, we have the right to offer securities to third parties, provided that we provide the Major Purchasers a pro rata right of first refusal to purchase up to 33% of any securities we subsequently agree to sell to third parties, subject to the terms and conditions of the Securities Purchase Agreement, and on such terms and conditions as agreed to by such third parties. “Exempt Securities” mean (a) securities issuable to employees, officers, directors or consultants pursuant to any stock or option plan duly adopted for such purpose, by (i) the shareholders of the Company, or (ii) a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities exercisable or exchangeable for or convertible into shares of common stock issued and outstanding on the date of the Securities Purchase Agreement (provided no amendments are made to such terms), and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, subject to certain conditions set forth in greater detail in the Securities Purchase Agreement.

We also provided the Major Purchasers the right for a period of six months following the closing of the Offering to veto (a) any offering of common stock or common stock equivalents that is proposed to occur at a purchase price that is less than $1.00 per share (as equitably adjusted for any stock splits, stock dividends or recapitalizations); and (b) any equity option or warrant issuances at an exercise price that is less than 125% of the $1.17 sales price of the Shares in the Offering, in each case (a) and (b), except pursuant to existing employee, officer or director incentive compensation plans.

The closing of the Offering is expected to occur on or before September 6, 2012, subject to the satisfaction of customary closing conditions.

The offer and sale of the Shares will be made pursuant to the Company’s shelf registration statement on Form S-3 (SEC File No. 333-188663), which was declared effective by the Commission on May 24, 2013 (the “Shelf Registration Statement”), and a prospectus supplement thereto, which the Company plans to file shortly after the date of this filing. A copy of the opinion of The Loev Law Firm, PC relating to the legality of the issuance of the Shares is attached as Exhibit 5.1 hereto.

The description of the Placement Agency Agreement and Securities Purchase Agreement above are qualified in all respects by the actual terms and conditions of the Placement Agency Agreement and Securities Purchase Agreement, respectively, as attached hereto. This Current Report on Form 8-K is being filed in part for the purpose of incorporating Exhibits 1.1, 5.1 and 10.1 by reference into the Shelf Registration Statement.

ITEM 8.01 OTHER EVENTS.

On September 4, 2013, the Company issued a press release announcing the pricing of the Offering.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

1.1*	Placement Agency Agreement by and between the Company and Euro Pacific Capital, Inc. dated as of August 30, 2013

5.1*	Opinion of The Loev Law Firm, PC

10.1*	Form of Securities Purchase Agreement by and between the Company and each investor dated as of September 3, 2013

23.1	Consent of The Loev Law Firm, PC (included in the opinion filed as Exhibit 5.1)

99.1**	Press Release dated September 4, 2013

* Filed herewith

** Furnished herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: /s/ Anthony C. Schnur
Name: Anthony C. Schnur
Title: Chief Executive Officer

Date: September 4, 2013

EXHIBIT INDEX
EXHIBIT NO.	DESCRIPTION

1.1*	Placement Agency Agreement by and between the Company and Euro Pacific Capital, Inc. dated as of August 30, 2013

5.1*	Opinion of The Loev Law Firm, PC

10.1*	Form of Securities Purchase Agreement by and between the Company and each investor dated as of September 3, 2013

23.1	Consent of The Loev Law Firm, PC (included in the opinion filed as Exhibit 5.1)

99.1**	Press Release dated September 4, 2013

* Filed herewith.

** Furnished herewith.